                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-3 of our report dated March 21, 2001,  except for  paragraph 5 of Note 1 which is as of July 19, 2001,  relating to the consolidated  financial statements,  which appears in QueryObject Systems Corporation's Annual Report on
Form 10-KSB/A for the year ended December 31, 2000, dated July 19, 2001. We also consent to the reference to use under the heading "Experts" in such Registration
Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Melville, New York
July 19, 2001